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                                                                    Exhibit 99.5

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
     CASE NAME:                Aerovox, Inc.         SCHEDULE OF POST PETITION LIABILITIES
     CASE NUMBER:              01-14680 jnf           FOR MONTH ENDED: September 29, 2001


                                      DATE INCURRED      DATE DUE     TOTAL DUE   0-30 DAYS   31-60 DAYS  61-90 DAYS   OVER 90 DAYS
TAXES PAYABLE

     Federal Income Taxes                                                     0           0           0           0              0
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------

     FICA - Employer's Share                09/27/01      10/04/01        6,952       6,952           0           0              0
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------

     FICA - Employee's Share                09/27/01      10/04/01        6,952       6,952           0           0              0
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------

     Withholding tax                        09/27/01      10/04/01        8,944       8,944           0           0              0
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------

     State Income Tax                                                         0   $       0   $       0   $       0   $          0
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------

     State Sales and Use Tax                                                  0           -   $       0   $       0   $          0
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------

     State Franchise Tax                                                      0           0           0   $       0   $          0
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------

     Personal Property Tax                                                    0           0           0   $       0   $          0
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------

         TOTAL TAXES PAYABLE                                         $   22,848   $  22,848   $       0   $       0   $          0
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------

POST PETITION SECURED DEBT                                                    0           0   $       0   $       0   $          0
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------

POST PETITION UNSECURED DEBT                                                  0           0   $       0   $       0   $          0
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------

ACCRUED INTEREST PAYABLE                   6/30/2001     10/1/2001      504,982      53,600     152,896     143,088        155,398
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------

TRADE ACCOUNTS PAYABLE & OTHER
(List separately)*

     Accrued Benefits                       09/27/01      10/04/01       48,319      48,319           -           -              -
     --------------------------     -----------------  ------------  -----------  ----------  ----------  ----------  -------------

     A/P Trade  *                   various            various          117,287     100,904      12,259       4,124              -
     --------------------------     -----------------  ------------  -----------  ----------  ----------  ----------  -------------

     Accrued Payroll                        09/27/01      10/04/01       54,313      54,313           -           -              -
     --------------------------     -----------------  ------------  -----------  ----------  ----------  ----------  -------------

     Other Accrued Expenses         various            various          547,689     547,689           -           -              -
     --------------------------     -----------------  ------------  -----------  ----------  ----------  ----------  -------------

     TOTALS                                                           1,295,437     827,672     165,155     147,212        155,398
                                    -----------------  ------------  -----------  ----------  ----------  ----------  -------------
* Attach separate sheet if necessary.
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